Exhibit 21

ARROW ELECTRONICS, INC. & SUBSIDIARIES
Organizational (Legal Entity) Structure
As of December 31, 2016

Country	State in which Incorporated or Country in which Organized
A.E. Petsche Belgium BVBA	Belgium
A.E. Petsche Canada, Inc.	Canada
A.E. Petsche Company S De RL	Mexico
A.E. Petsche Company, Inc.	Texas
A.E. Petsche SAS	France
A.E. Petsche UK Limited	United Kingdom
Addex Distribution AS	Norway
Aiqi Xinxing (Beijing) Information Technology Co. Ltd.	China
Altimate Belgium BVBA	Belgium
Altimate ND Belgium BVBA	Belgium
Altimate Netherlands B.V.	Netherlands
Annuity Systems Pty Ltd	Australia
Arrow (Shanghai) Trading Co. Ltd.	China
Arrow Altech Distribution (Pty) Ltd.	South Africa
Arrow Altech Holdings (Pty) Ltd.	South Africa
Arrow Argentina S.A.	Argentina
Arrow Asia Distribution Limited	Hong Kong
Arrow Asia Pac Ltd.	Hong Kong
Arrow Brasil S.A.	Brazil
Arrow Capital Solutions Nederlands BV	Netherlands
Arrow Capital Solutions SAS	France
Arrow Capital Solutions UK Ltd	United Kingdom
Arrow Capital Solutions, Inc.	Delaware
Arrow Central Europe GmbH	Germany
Arrow Central Europe Holding Munich GmbH	Germany
Arrow Chip One Stop Holdings GK	Japan
Arrow Componentes ACCR, S.R.L.	Costa Rica
Arrow Components (M) Sdn Bhd	Malaysia
Arrow Components (NZ)	New Zealand
Arrow Components Mexico S.A. de C.V.	Mexico
Arrow Components Sweden AB	Sweden
Arrow Denmark, ApS	Denmark
Arrow Eastern Europe GmbH	Germany
Arrow eCommerce B.V.	Netherlands
Arrow ECS (Ireland) Limited	Ireland
Arrow ECS a.s.	Czech Republic

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Arrow ECS AG	Switzerland
Arrow ECS AG	Germany
Arrow ECS ANZ Limited	New Zealand
Arrow ECS ANZ Pty Ltd	Australia
Arrow ECS Asia PTE. Ltd	Singapore
Arrow ECS B.V.	Netherlands
Arrow ECS Baltic OU	Estonia
Arrow ECS Brasil Distribuidora Ltda.	Brazil
Arrow ECS Canada Ltd.	Canada
Arrow ECS Central GmbH	Germany
Arrow ECS d.o.o.	Serbia
Arrow ECS d.o.o.	Croatia
Arrow ECS Denmark A/S	Denmark
Arrow ECS Finland OY	Finland
Arrow ECS FZCO	UAE
Arrow ECS GmbH	Germany
Arrow ECS Internet Security AG	Austria
Arrow ECS Internet Security, S.L.	Spain
Arrow ECS Kft.	Hungary
Arrow ECS Ltd.	Israel
Arrow ECS Nordic A/S	Denmark
Arrow ECS Norway AS	Norway
Arrow ECS Pty Ltd.	Australia
Arrow ECS SA/NV	Belgium
Arrow ECS Sarl	Luxembourg
Arrow ECS SARL	Morocco
Arrow ECS, SAS	France
Arrow ECS Services Sp.z.o.o.	Poland
Arrow ECS Sp.z.o.o.	Poland
Arrow ECS SPA	Italy
Arrow ECS Support Center, Ltd.	Israel
Arrow ECS Support Center Morocco, S.A.R.L.A.U	Morocco
Arrow ECS Sweden AB	Sweden
Arrow Electronice S.R.L.	Romania
Arrow Electronics (CI) Ltd.	Cayman Islands
Arrow Electronics (China) Trading Co. Ltd.	China
Arrow Electronics (Jersey) Limited	Jersey
Arrow Electronics (Shanghai) Co. Ltd.	China
Arrow Electronics (Shenzhen) Co. Ltd.	China
Arrow Electronics (Sweden) KB	Sweden
Arrow Electronics (Thailand) Limited	Thailand
Arrow Electronics (U.K.), Inc.	Delaware
Arrow Electronics (UK) Ltd.	United Kingdom
Arrow Electronics ANZ Holdings Pty Ltd.	Australia

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Arrow Electronics Asia (S) Pte Ltd.	Singapore
Arrow Electronics Asia Limited	Hong Kong
Arrow Electronics Australia Pty Ltd.	Australia
Arrow Electronics B.V.	Netherlands
Arrow Electronics Canada Ltd.	Canada
Arrow Electronics China Ltd.	Hong Kong
Arrow Electronics Czech Republic s.r.o.	Czech Republic
Arrow Electronics D.O.O.	Slovenia
Arrow Electronics Danish Holdings ApS	Denmark
Arrow Electronics EMEA Group GmbH	Germany
Arrow Electronics EMEASA S.r.l.	Italy
Arrow Electronics Estonia OU	Estonia
Arrow Electronics Funding Corporation	Delaware
Arrow Electronics GmbH & Co. KG	Germany
Arrow Electronics Hellas S.A.	Greece
Arrow Electronics Holdings Vagyonkezelo, Kft	Hungary
Arrow Electronics Hungary Kereskedelmi Bt	Hungary
Arrow Electronics India Ltd.	Hong Kong
Arrow Electronics India Private Limited	India
Arrow Electronics International Holdings, LLC	Delaware
Arrow Electronics International, Inc.	Delaware
Arrow Electronics Italia S.r.l	Italy
Arrow Electronics Japan GK	Japan
Arrow Electronics Korea Limited	South Korea
Arrow Electronics Labuan Pte Ltd.	Malaysia
Arrow Electronics, Ltd.	United Kingdom
Arrow Electronics Mexico, S. de R.L. de C.V.	Mexico
Arrow Electronics Norwegian Holdings AS	Norway
Arrow Electronics Poland Sp.z.o.o.	Poland
Arrow Electronics Russ OOO	Russia
Arrow Electronics Services S.r.l.	Italy
Arrow Electronics Slovakia s.r.o.	Slovakia
Arrow Electronics South Africa LLP	South Africa
Arrow Electronics Taiwan Ltd.	Taiwan
Arrow Electronics UK Holding Ltd.	United Kingdom
Arrow Electronics Ukraine, LLC	Ukraine
Arrow Elektronik Ticaret, A.S.	Turkey
Arrow Enterprise Computing Solutions India Private Limited	India
Arrow Enterprise Computing Solutions Ltd.	United Kingdom
Arrow Enterprise Computing Solutions, S.A.	Spain
Arrow Enterprise Computing Solutions, Inc.	Delaware
Arrow Finland OY	Finland
Arrow France, S.A.	France
Arrow Global Asset Disposition, Inc.	Delaware

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Arrow Holdings (Delaware) LLC	Delaware
Arrow Iberia Electronica Lda.	Portugal
Arrow Iberia Electronica, S.L.U.	Spain
Arrow International Holdings L.P.	Cayman Islands
Arrow Nordic Components AB	Sweden
Arrow Norway A/S	Norway
Arrow SEED (Hong Kong) Limited	Hong Kong
Arrow Systems Integration, Inc.	Delaware
Arrow UEC Japan, KK	Japan
Arrow United Holdings LLC	Delaware
Arrow United International Holdings LP	Cayman Islands
Arrow Value Recovery ApS (fka Greentech Denmark ApS)	Denmark
Arrow Value Recovery Belgium BVBA	Belgium
Arrow Value Recovery Czech Republic sro	Czech Republic
Arrow Value Recovery EMEA BV	Netherlands
Arrow Value Recovery Finland Oy (fka Greentech Finland, OY)	Finland
Arrow Value Recovery France SAS	France
Arrow Value Recovery Germany GmbH	Germany
Arrow Value Recovery Netherlands BV	Netherlands
Arrow Value Recovery Norway AS (fka Greentech AS)	Norway
Arrow Value Recovery Sweden AB (fka Greentech Sweden AB)	Sweden
Arrow Value Recovery UK LTD	United Kingdom
Arrow/Artlink Technology (Hong Kong) Limited	Hong Kong
Arrow/Components (Agent) Ltd.	Hong Kong
Arrow/Rapac, Ltd.	Israel
ARROWECS Sociedade Unipessoal LDA	Portugal
Artlink Technology Co. Ltd.	Taiwan
ARW Electronics, Ltd.	Israel
ARW Enterprise Computing Solutions, S.A.	Spain
ARW Portugal Unipessoal LDA	Portugal
ASI Dedicated Services, LLC	Delaware
ASI Electrical Services, LLC	United States of America
ASI Managed Services, LLC	Delaware
Aspen Labs, LLC	Idaho
Aspencore, LLC	Delaware
Aspencore/IDG China Investment LLC	United States of America
Asplenium SA	France
ATM Electronic Corp.	British Virgin Islands
ATM Electronic Corp.	Taiwan
ATM Electronic Corporation (HK) Limited	Hong Kong
ATM Electronics Technology (Shenzhen) Co. Ltd	China
B.V. Arrow Electronics DLC	Netherlands
Beijing Arrow SEED Technology Co. Ltd	China
Beijing Canon Advertising Co. Ltd.	China

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Broomco (4184) Limited	United Kingdom
Centia Group Ltd.	United Kingdom
Centia Ltd.	United Kingdom
Channel Support Pty Ltd	Australia
Chip One Stop (Hong Kong) Ltd.	Hong Kong
Chip One Stop, Inc.	Japan
ChiWan Electronics (Shenzhen) Co., Ltd.	China
Components Agent (Cayman) Limited	Cayman Islands
Components Agent Asia Holdings, Ltd.	Mauritius
COMPUTERLINKS (UK) Ltd.	United Kingdom
COMPUTERLINKS Belgium BVBA	Belgium
COMPUTERLINKS Denmark A/S	Denmark
COMPUTERLINKS Nederland B.V.	Netherlands
COMPUTERLINKS S.A.	France
Conrac Asia Display Products Pte. Ltd.	Singapore
Conrac MENA FZE	United Arab Emirates
Converge (Shanghai) International Trading Co., Ltd.	China
Converge Asia Pte, Ltd.	Singapore
Converge Electronics Trading (India) Private Ltd.	India
Converge France SAS	France
Converge Netherlands BV	Netherlands
Converge Scandinavia AB	Sweden
CSS Computer Security Solutions Erwerbs GmbH	Germany
CSS Computer Security Solutions Holding GmbH	Germany
CSS Computer Security Solutions Ltd.	United Kingdom
Data Modul AG	Germany
Data Modul France S.a r.l	France
Data Modul Hong Kong Ltd.	Hong Kong
Data Modul Iberia S.L.	Spain
Data Modul Inc.	New York
Data Modul Italia S.r.l.	Italy
Data Modul Ltd.	United Kingdom
Data Modul Shanghai Ltd.	China
Data Modul Suisse GmbH	Switzerland
Data Modul Weikersheim GmbH	Germany
Dicopel, Inc.	California
Distribution Central (MY) Sdn. Bhd.	Malaysia
Distribution Central HK Pty Limited	Hong Kong
Distribution Central Limited (NZ)	New Zealand
Distribution Central Pte Limited (SG)	Singapore
Distribution Central Pty Limited	Australia
EC America, Inc.	Virginia
EDN Asia Advertising Pte Ltd.	Singapore

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Electronics Products Technology Co. Ltd.	China
Embedded Developer, LLC	United States of America
eMedia Asia Limited	Barbados
Erf 211 Hughes (Pty) Limited	South Africa
Eshel Technology Group, Inc.	California
ETEQ Components PTE Ltd.	Singapore
Eurocomponentes, S.A.	Argentina
Excel Tech, Inc.	South Korea
Firewall Systems Pty Limited	Australia
Fusion Distribution FZCO	UAE
Greentech Holding AS	Norway
ICC Global Media GmbH	Germany
immixGovernment, Inc.	Virginia
immixGroup, Inc.	Virginia
immixSolutions, Inc.	Virginia
immixTechnology, Inc.	Virginia
Intex-semi Ltd.	Hong Kong
IPVista A/S	Denmark
ITM USA Enterprises, Inc.	Florida
LED Franchise LLC	United States of America
LED Source Holdco, LLC	United States of America
LED Source LLC	United States of America
License Central Pty Ltd	Australia
Lite-On Korea, Ltd.	South Korea
Marubun Corporation	Japan
Marubun USA Corporation	United States of America
Marubun/Arrow (M) Sdn. Bhd (Malaysia)	Malaysia
Marubun/Arrow (Shenzhen) Electronic Product Consulting Company Limited	China
Marubun/Arrow USA II, LLC	Delaware
Marubun/Arrow USA, LLC	Delaware
Marubun/Arrow (HK) Limited	Hong Kong
Marubun/Arrow (Philippines) Inc.	Philippines
Marubun/Arrow (S) Pte Ltd.	Singapore
Marubun/Arrow (Shanghai) Co., Ltd.	China
Marubun/Arrow (Thailand) Co., Ltd.	Thailand
Marubun/Arrow Asia Ltd.	BVI
Marubun-Arrow Mexico, S. de R.L. de C.V.	Mexico
Networld Systems Pty Ltd	Australia
Nextworth Solutions, Inc.	United States of America
NIC Components Asia PTE Ltd.	Singapore
NIC Components Corp.	New York
NIC Components Europe Limited	United Kingdom
NIC Eurotech Limited	United Kingdom

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Nu Horizons Electronics (Shanghai) Co., Ltd.	China
Nu Horizons Electronics Asia PTE Ltd.	Singapore
Nu Horizons Electronics Hong Kong Ltd.	Hong Kong
Nu Horizons Electronics Malaysia SDN BHD	Malaysia
NUH Electronics India Private Limted	India
NuHo Singapore Holdings, LLC	Delaware
Openway Group SA	France
Openway SAS	France
Pansystem S.r.l.	Italy
Pax8, Inc.	United States of America
PCG Parent Corp.	Delaware
PCG Trading, LLC	Delaware
Power and Signal Group GmbH	Germany
PT Marubun Arrow Indonesia	Indonesia
R.D. Trading Limited	United Kingdom
Rack Systems Pty Ltd	Australia
Red Education Pty Ltd	Australia
Renewal Systems Pty Ltd	Australia
Richardson RFPD (Malaysia) Sdn Bhd	Malaysia
Richardson RFPD (Thailand) Limited	Thailand
Richardson RFPD Australia Pty. Ltd.	Australia
Richardson RFPD Canada, Inc.	Canada
Richardson RFPD Electronics Trading (China) Co., Ltd.	China
Richardson RFPD France SAS	France
Richardson RFPD Germany GmbH	Germany
Richardson RFPD Hong Kong	Hong Kong
Richardson RFPD Israel Ltd.	Israel
Richardson RFPD Italy Srl	Italy
Richardson RFPD Japan KK	Japan
Richardson RFPD Korea Ltd.	South Korea
Richardson RFPD Netherlands BV	Netherlands
Richardson RFPD Singapore	Singapore
Richardson RFPD Spain SL	Spain
Richardson RFPD Sweden AB	Sweden
Richardson RFPD Taiwan	Taiwan
Richardson RFPD UK Ltd.	United Kingdom
Richardson RFPD, Inc.	Delaware
San Systems Pty Ltd	Australia
Schuylkill Metals of Plant City, Inc.	Delaware
Seneca Data Distributors, Inc.	New York
Silicon Frameworks, LLC	Idaho
SiliconEgypt Technologies, LLC	Egypt
SiliconExpert Holdings LLC	Delaware
SiliconExpert Technologies, Inc.	California

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Sphinx CST Limited	United Kingdom
Sphinx CST Networks Limited	United Kingdom
Sphinx Group Limited	United Kingdom
Sphinx Professional Services Limited	United Kingdom
Spoerle Hungary Kereskedelmi Kft	Hungary
Sun Chain Technology Corp.	Taiwan
Titan Supply Chain Services Limited	United Kingdom
Titan Supply Chain Services, Pte Ltd.	Singapore
TLW Electronics, Ltd.	Hong Kong
Trafomo AB	Sweden
Trafomo ApS	Denmark
Transim Technology Corporation	California
U.S. Micro Operating Company, LLC	Nevada
Ultra Source Electronics (SZ) Co, LTD	China
Ultra Source Technology Corp.	Taiwan
Ultra Source Trading Hong Kong Limited	Hong Kong
Verwaltungsgesellschaft Arrow Electronics GmbH	Germany